Retirement Plans And Postretirement Benefits (Fair Value Hierarchy, Assets At Fair Value) (Details) - Pension Costs - Fixed Insurance Contracts [Member] - Fair Value, Inputs, Level 3 [Member] - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Beginning Balance	$ 11,142	$ 10,453
Gain / contributions / currency impact	1,651	707
Distributions	(6)	(18)
Ending Balance	$ 12,787	$ 11,142